EXHIBIT 99.1

Quantum Leap Energy Appoints Dr. Peter Fiske to Strategic Advisory Board

Technology Commercialization Leader Expected to Enhance QLE's Government Partnerships and Advanced Materials Strategy

DALLAS, May 6, 2026 -- ASP Isotopes Inc. (NASDAQ: ASPI) (“ASPI”) today announced that Quantum Leap Energy LLC ("QLE" or the "Company"), a wholly-owned subsidiary of ASPI dedicated to advancing innovative technologies and processes across critical segments of the fission and fusion nuclear fuel cycle, has appointed Dr. Peter S. Fiske to QLE’s Strategic Advisory Board (SAB).

"QLE is intentionally building the leadership, advisory depth, and execution discipline required to scale throughout government and commercial nuclear energy markets," said Dr. Ryno Pretorius, Chief Executive Officer of QLE. "Dr. Fiske brings firsthand experience from the highest levels of government engagement and technology commercialization. His perspectives will directly inform how we prioritize, engage, and execute as demand accelerates for trusted, innovative solutions supporting U.S. and allied clean energy missions."

Dr. Fiske brings extensive experience in technology commercialization, advanced materials development, and strategic partnerships with government agencies and institutional customers. He was the founding Executive Director of the National Alliance for Water Innovation (NAWI), the U.S. Department of Energy's 5-year, $110M Energy-Water Innovation Hub at Lawrence Berkeley National Laboratory. In this role, he oversaw early-stage applied research focused on dramatically lowering the cost and energy requirements of water treatment and reuse through modular, scalable designs.

"I've spent my career working at the intersection of innovation, policy, and complex technical challenges," said Dr. Fiske. "QLE is operating in a space where trusted technology and credibility matter. I look forward to contributing decades of experience as the Company expands its presence supporting government and commercial decision-making with advanced nuclear fuel solutions."

The appointment comes at a pivotal moment as QLE accelerates its organizational development and strategic initiatives, following the recent formation of its Strategic Advisory Board, the appointment of Dr. Nate Salpeter as Chief Technology Officer, and the announcement of a strategic collaboration with the University of Bristol for the design of a state-of-the-art lithium laser research facility in the UK. Dr. Fiske's addition to the SAB underscores QLE's growing momentum as governments and energy sector partners increasingly rely on advanced nuclear fuel technologies to support clean energy goals, energy security, and mission-critical infrastructure.

About Dr. Peter S. Fiske

During his career, Dr. Fiske has served as a trusted advisor on a wide range of high-profile technology commercialization initiatives, including matters involving energy, advanced materials, and government funding. Previously, he served as Chief Executive Officer of PAX Water Technologies, Inc., where he pioneered the use of biomimicry to develop innovative, energy-efficient technologies for municipal water systems. He also co-founded RAPT Industries, Inc., a pioneer in plasma processing of optics and semiconductors, successfully licensing technology to major semiconductor equipment manufacturers and leading the company's first product sales.

Dr. Fiske led a research team at Lawrence Livermore National Laboratory with applications to materials science and energy storage, and served as a White House Fellow, working as Special Assistant to the Secretary of Defense for Special Projects where he led a major personnel policy reform initiative for the Pentagon. He holds a Ph.D. in Geological and Environmental Sciences from Stanford University and an M.B.A. from the Haas School of Business at the University of California, Berkeley. He is also a founding faculty member of the Department of Energy's I-Corps Program and has been widely recognized for his strategic insight and leadership in technology entrepreneurship.

Dr. Fiske's established network within defense contracting, government procurement, and energy sector partnerships positions him to identify critical funding opportunities through SBIR/STTR programs, Department of Energy initiatives, and Defense Innovation Unit collaborations, while his proven track record in government relations provides critical capabilities for building sustainable revenue pipelines with institutional customers.

About Quantum Leap Energy

Quantum Leap Energy is a development stage nuclear fuels company dedicated to advancing innovative technologies and processes across critical segments of the nuclear fuel cycle. The Company focuses on both front-end activities, including uranium conversion, enrichment of uranium-235 for nuclear fuel production (HALEU, LEU+ and LEU), and isotopic separation of lithium-6 and lithium-7, as well as back-end radioactive waste treatment technologies. Through exclusive global rights to proprietary Aerodynamic Separation Process (ASP) and laser-based Quantum Enrichment (QE) technologies, Quantum Leap Energy aims to address perceived gaps in the nuclear fuel supply chain for advanced nuclear reactors, small modular reactors, and fusion systems. The Company has established strategic partnerships or commercial initiatives and relationships with industry leaders including TerraPower, Fermi America, and the South Africa Nuclear Energy Corporation (Necsa) to accelerate the commercialization of critical isotopes essential for next-generation nuclear energy systems. For additional information, please visit: https://www.qleapenergy.com/.

About ASP Isotopes Inc.

ASP Isotopes is an advanced materials company dedicated to the development of a differentiated isotope enrichment platform to strengthen global supply chain access to critical materials used in nuclear medicine, next-generation semiconductors, and nuclear energy. The Company’s proprietary technologies, the Aerodynamic Separation Process (“ASP technology”) and Quantum Enrichment (“QE technology”), are designed to enable the production of isotopes for a range of industrial and advanced technology applications. ASP Isotopes operates isotope enrichment facilities in Pretoria, South Africa, focused on the enrichment of low atomic mass elements, or light isotopes. For more information, please visit www.aspisotopes.com.

Forward-Looking Statements

Statements contained herein relating to future plans, results, performance, expectations, achievements and the like are considered "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, the commencement of research, development and/or production activities, the future of the company's enrichment technologies as applied to uranium enrichment, QLE's anticipated growth strategies and anticipated trends in QLE's business, statements relating to QLE's strategic partnerships or commercial initiatives and relationships with international partners, and statements we make regarding expected operating results, such as future revenues and prospects from the potential commercialization of isotopes, future performance under contracts, and our strategies for product development, engaging with potential customers, market position, and financial results. These forward-looking statements involve known and unknown risks, uncertainties, and other factors, many of which may be beyond QLE's or ASPI's control, that may cause actual results to differ materially from any future results, performance or achievements expressed or implied by any forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. There are many important factors that could cause QLE’s actual results and financial condition to differ materially from those indicated in the forward-looking statements, including, but not limited to: the potential impact of laws or government regulations or policies in South Africa, the United Kingdom or elsewhere; the outcomes of various strategies and projects undertaken by the Company, including the Company's initiative to commence enrichment of uranium in South Africa and the Company's discussions with nuclear regulators in South Africa and the United Kingdom; whether we succeed in obtaining permissions and regulatory approvals required to test and develop enrichment technologies on uranium in South Africa, the United Kingdom or elsewhere; whether a market for HALEU is established; technological changes that could render our enrichment technologies uncompetitive or obsolete; our future capital requirements and sources and uses of cash; our ability to obtain funding for our operations and future growth; our reliance on the efforts of third parties; our ability to obtain permissions and regulatory approvals for the production and sale of enriched uranium; the financial terms of any current and future commercial arrangements; our ability to complete certain transactions and realize anticipated benefits from acquisitions and contracts; dependence on our intellectual property (IP) rights and certain IP rights of third parties; and the competitive nature of our industry. All forward-looking statements speak only as of the date hereof. QLE and ASPI undertake no obligation to revise or update any forward-looking statements except as may be required by applicable law.

QLE Contact

QLE@icrinc.com

ASPI Contact

IR@ASPIsotopes.com